UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2013

CAMPUS CREST COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-34872 (Commission File Number)	27-2481988 (IRS Employer Identification No.)
2100 Rexford Road, Suite 414 Charlotte, North Carolina (Address of principal executive offices)		28211 (Zip Code)
Registrant’s telephone number, including area code: (704) 496-2500

_____________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2013, the Board of Directors of Campus Crest Communities, Inc. (the “Company”) approved Articles of Amendment to the Company’s Articles of Amendment and Restatement to increase the number of authorized shares of the Company to 550,000,000 shares of stock, consisting of 500,000,000 shares of Common Stock, $0.01 par value per share, and 50,000,000 shares of Preferred Stock, $0.01 par value per share. The Articles of Amendment were filed with the Maryland State Department of Assessments and Taxation on April 25, 2013 and became effective on that date.

The foregoing description of the Articles of Amendment is qualified in its entirety to the Articles of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07          Submission of Matters to a vote of Security Holders.

On April 22, 2013, the Company held its 2013 Annual Meeting of Stockholders at which (i) directors were elected, (ii) the appointment of KPMG LLP as independent registered public accounting firm for the Company was ratified, and (iii) the compensation of the Company’s named executive officers was approved in an advisory vote. The proposals are described in detail in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders (the “2013 Proxy Statement”). The final results for the voting with respect to each proposal are set forth below.

Election of Directors

The following six directors were duly elected to serve as directors of the Company until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualified: Ted W. Rollins, Michael S. Hartnett, Richard S. Kahlbaugh, Denis McGlynn, William G. Popeo and Daniel L. Simmons. The table below sets forth the voting results for each director nominee:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ted W. Rollins	30,271,244	759,655	4,031,362
Michael S. Hartnett	29,695,970	1,334,929	4,031,362
Richard S. Kahlbaugh	24,440,255	6,590,644	4,031,362
Denis McGlynn	29,837,830	1,193,069	4,031,362
William G. Popeo	30,183,016	847,883	4,031,362
Daniel L. Simmons	29,926,581	1,104,318	4,031,362

Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2013

The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,362,955	4,692,076	7,230	0

Approval (on an advisory, non-binding basis) of Executive Compensation

The Company’s stockholders approved (on an advisory, non-binding basis) the compensation of the Company’s named executive officers as described in “Executive Officer Compensation — Compensation Discussion and Analysis” and “Executive Officer Compensation Tables” in the Company’s 2013 Proxy Statement. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,226,042	4,560,811	244,046	4,031,362

Item 9.01          Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit Number	Description

3.1	Articles of Amendment to Articles of Amendment and Restatement of the Company, effective April 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPUS CREST COMMUNITIES, INC.

Date: April 25, 2013	By:	/s/ Donald L. Bobbitt, Jr.
Donald L. Bobbitt, Jr. Executive Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

3.1	Articles of Amendment to Articles of Amendment and Restatement of the Company, effective April 25, 2013